ActivePassive International Equity ETF (APIE)

Listed on NYSE Arca, Inc.

Summary Prospectus dated December 29, 2024
Before you invest, you may want to review the ActivePassive International Equity ETF (“International Equity ETF” or the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated December 29, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://www.investpmc.com/solutions/portfolios. You can also get this information at no cost by calling 1-800-617-0004 or by sending an email request to ClientServices@envestnetpmc.com.

Investment Objective
The investment objective of the International Equity ETF is to provide long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$46	$144	$252	$567

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended August 31, 2024, the Fund’s portfolio turnover rate was 63.2% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that blends active and passive investment strategies to optimize costs, tracking and potential return over the Fund’s benchmark index, the S&P Classic ADR Composite Index (the “Benchmark Index”). Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. companies with varying market capitalizations. The Benchmark Index is a broad-based index that seeks to track the American depositary receipts (“ADRs”) trading on the New York Stock Exchange (“NYSE”), the NASDAQ Stock Market, LLC (“NASDAQ”), and over-the-counter (“OTC”) in the United States, subject to size and liquidity requirements. The Benchmark Index includes developed market and emerging market countries. The sponsor of the Benchmark Index determines the composition of the Benchmark Index and relative weightings of the securities in the Benchmark Index and publishes information regarding the market value of the Benchmark Index. Neither the Fund nor the Adviser is affiliated with the sponsor of the Benchmark Index. The Benchmark Index measures the float-adjusted market capitalization weighted performance. To be eligible for Benchmark Index inclusion, a company must have a level II or III ADR program, New York Shares or Global Registered Shares listed with the NYSE or NASDAQ, or have a Level 1 ADR program traded OTC. Additionally, stocks must have been continuously trading for at least three months to be eligible for inclusion in the Benchmark Index. All stocks meeting the eligibility criteria are selected for Benchmark Index inclusion. Constituents are weighted by float-adjusted market capitalization and the index is rebalanced quarterly.

The Fund may also utilize a strategic beta investment strategy for a portion of the Fund’s active investment allocation. The ratio of the Fund’s assets that are allocated to active versus passive investment strategies is determined by Envestnet Asset Management, Inc., the Fund’s investment adviser (the “Adviser”), and is based on a variety of factors, including the Adviser’s proprietary research that looks at the likelihood of active managers outperforming or underperforming within the asset classes in which the Fund invests, the Adviser’s research and due diligence on available investment sub-advisers (each, a “Sub-Adviser”) within the different asset classes in which the Fund invests and the Adviser’s assessment of how different Sub-Advisers will contribute to overall Fund performance. The Adviser also considers academic research on factor investing, which is an investment approach that involves selecting securities based on attributes associated with higher returns, and the long-term performance of factor investing with established style factors across the asset classes in which the Fund invests. Historically the Adviser has found that international developed companies are more researched and established than emerging market companies. This makes the market for international developed companies more efficient due to the availability of information and therefore, there are fewer opportunities to find market mispricings that may arise when the Adviser or a Sub-Adviser determines that a security’s price does not reflect the fundamental value of the security. The Adviser generally employs more active management in its allocations to investing in emerging markets because those companies are generally less mature and less researched and uses more passive management for investing in developed markets as they tend to be more mature and more accurately valued. The portion of the Fund’s investment portfolio that is actively managed by the Sub-Advisers and Adviser ranges from 30% to 80% of the Fund’s net assets and is expected to shift over time as economic conditions change and the available information about the asset classes in which the Fund invests evolves. The remaining portion of the Fund’s portfolio will be allocated to the passive investment strategy. The Adviser generally rebalances the Fund’s portfolio between the active and passive investment strategies on an annual basis but may rebalance the portfolio more frequently if market conditions warrant or the allocation between active and passive drifts significantly from the target allocation.

The Fund’s investment in equity securities may include common stock and preferred stock of companies that are either domiciled or have their primary operations outside the United States. The Fund may invest in companies located in non-U.S. developed markets and in companies located in emerging markets. The Adviser considers a country to be an emerging market country if companies domiciled in that country are represented in the S&P Emerging Classic ADR Index. Under normal market conditions the Fund will only invest in ADRs for exposure to securities of non-U.S. companies.

The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund and will quantitatively manage the passive and strategic beta portions of the Fund’s investment portfolio. Quantitative investing, also known as systematic investing, is an investment approach that uses mathematical modeling, computer systems and data analysis to evaluate a specific universe of potential investments. Quantitative investing uses data to build portfolios that either attempt to track an index or provide exposure to specific investment style factors. The Adviser’s quantitative strategy with respect to the passive allocation of the Fund seeks to provide investment results that, before expenses, correspond to the performance of the S&P Developed Markets Classic ADR Index (the “Underlying Index”). The Adviser manages the passive allocation utilizing a representative sampling strategy, meaning that the Fund may not purchase all of the securities represented in the Underlying Index, but it will attempt to construct the passive allocation of the Fund to hold a portfolio of securities that, in the aggregate, have risk, return and quality characteristics that resemble the risk, return and quality characteristics of the Underlying Index. As part of the passive allocation, the Fund may invest in passively-managed ETFs in trying to construct the passive allocation to track the Underlying Index. The Underlying Index seeks to track the developed market ADRs trading on the NYSE, NASDAQ, and OTC in the United States, subject to size and liquidity requirements. The sponsor of the Underlying Index determines the composition of the Underlying Index and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Neither the Fund nor the Adviser is affiliated with the sponsor of the Underlying Index.

The Underlying Index measures the float-adjusted market capitalization weighted performance. To be eligible for Underlying Index inclusion, a company must have a level II or III ADR program, New York Shares or Global Registered Shares listed with the NYSE or NASDAQ, or have a Level 1 ADR program traded OTC. Additionally, stocks must have been continuously trading for at least three months to be eligible for inclusion in the Underlying Index. All stocks meeting the eligibility criteria are selected for Underlying Index inclusion. Constituents are weighted by float-adjusted market capitalization and the Underlying Index rebalanced quarterly.

Strategic beta investing involves screening the Fund’s investment universe for securities with specified characteristics that the Adviser believes offer opportunities for better returns. The Fund’s strategic beta allocation emphasizes exposure to investment style factors, including but not limited to value, momentum and quality, that academic research has linked to higher expected returns. Value investing aims to capture excess returns from stocks that have low prices relative to their fundamental value. This is commonly tracked by price to book, price to earnings, dividends, and free cash flow. Momentum investing employs the thesis that stocks that have outperformed in the past tend to exhibit strong returns for a period of time going forward. Quality investing is often captured through exposure to companies having low debt, stable earnings, consistent asset growth, and strong corporate governance. Quality stocks are identified by using common financial metrics like a return on equity, debt to equity and earnings variability. The combined active, passive and strategic beta allocations in the Fund’s portfolio will have similar characteristics (e.g., average market capitalization and region exposure) to the Benchmark Index.

The Adviser also believes that the Fund’s reward and risk characteristics can be enhanced by employing one or more Sub-Advisers, with complementary styles and approaches, who actively manage distinct segments of a market, asset class or investment style for the Fund. The Fund currently employs two Sub-Advisers to manage the Fund’s qualitative active allocation, Causeway Capital Management LLC (“Causeway”) and Lazard Asset Management LLC (“Lazard”). Causeway utilizes an international value ADR strategy that seeks long-term growth of capital by utilizing a “value” investing style, which targets stocks that Causeway believes are trading at a lower price than their true value. Typical value characteristics Causeway will consider in evaluating investments for the Fund include low price-to-earnings ratio relative to the sector, high yield relative to the market, low price-to-book value ratio relative to the market, low price-to-cash flow ratio relative to the market, and financial strength. Causeway will generally invest in companies with market capitalizations of U.S. $5 billion or greater at the time of investment.

Lazard utilizes its international quality growth ADR strategy. The strategy invests primarily in American Depository Receipts (“ADRs”) of non-U.S. companies, including those whose principal business activities are located in emerging market countries that Lazard considers to be quality growth businesses. By “quality” Lazard means businesses that it believes can generate, and sustain, high levels of financial productivity (i.e., return on equity, return on capital and cash flow return on investment). Lazard considers, among other factors deemed appropriate and relevant to a particular company, whether the company has a competitive advantage in its industry and if Lazard believes the company can sustain its competitive advantage. Lazard also looks for “growth” businesses that it believes can grow profits and cash flows by investing back into their business at similarly high rates of financial productivity.

Lazard may invest its allocation in securities of companies across the capitalization spectrum, but generally focuses on companies with a market capitalization of $3 billion or greater at the time of investment.

The Sub-Advisers generally rely on detailed proprietary research and actively focus on the sectors and securities they believe are undervalued relative to the market. The Sub‑Advisers will actively trade the portion of the Fund’s investment portfolio they manage, and the Fund may experience a high portfolio turnover rate. In selecting securities for investment, the Sub-Advisers typically:

•Use in-depth fundamental research to identify sectors and securities for potential investment and to analyze risk;
•Exploit inefficiencies in the valuation of risk and reward;
•Look to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and
•Consider the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following additional risks could affect the value of your investment, and are ordered alphabetically rather than by importance. You should understand these risks before investing. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Fund Details — Principal Risks.” The principal risks of investing in the Fund are:

•Active Management Risk. For the Fund’s active allocation, active management by the Adviser and Sub-Advisers in selecting and maintaining a portfolio of securities that will achieve the Fund’s investment objective could cause the Fund to underperform compared to other funds having similar investment objectives.

•ADRs Risk. The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.

•Asset Class Risk. Securities and other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

•Calculation Methodology Risk. Quantitative modeling used may not accurately predict future market movements or characteristics, which may negatively affect performance. Models may also perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.

•Cybersecurity Risk. With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•Dividend-Paying Stock Risk. Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. The prices of dividend-paying stocks may decline as interest rates increase. In addition, issuers of dividend-paying stocks typically have discretion to defer or stop paying dividends. If the dividend-paying stocks held by an account reduce or stop paying dividends, the account’s ability to generate income may be adversely affected.

•Emerging Markets Risk. Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Emerging market securities may be subject to relatively more abrupt and severe price declines due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries. Investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries.

•Equity Securities Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•ETF Investment Risk. The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

•ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:

◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

•Foreign Securities Risk. Non-U.S. securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities. The income or dividends earned on foreign securities may be subject to foreign withholding taxes.

•Growth Stock Risk. Growth investments are believed by the Adviser or a Sub-Adviser to have the potential for growth, but may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such securities may be more volatile than other securities because they can be more sensitive to investor perceptions of the issuing company’s growth potential. These securities may respond differently to market and other developments than other types of securities.

•High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many registered funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

•Index-Related Risk. A portion of the Fund may use a passive investment approach and may be affected by a general decline in market segments or asset classes relating to the Underlying Index. The Fund invests the passive allocation of its portfolio in securities and instruments intended to track the performance of the Underlying Index regardless of the investment merits of the securities included in the Underlying Index. Generally, the index provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy, or completeness of either the Underlying Index or its related data.

•Management Risk. The ability of the Fund to meet its investment objective is directly related to the ability of the Adviser and Sub-Advisers to implement the investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s and Sub-Advisers’ research, analysis and asset allocation among portfolio securities and asset allocation between the Fund’s active and passive investment strategies. If the Adviser’s and Sub-Advisers’ investment strategies do not produce the expected results, your investment could be diminished or even lost.

•Market Capitalization Risk.

◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

•Market Risk. The trading prices of the Fund’s investments fluctuate in response to a variety of factors. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

•Market Trading Risk. Active trading markets for Shares may not be developed or maintained by market makers or APs. APs are not obligated to make a market in the Shares or to submit purchase or redemption orders for creation units. Trading in Shares on an exchange may be halted in certain circumstances.

•Newer Fund Risk. The Fund is a recently organized, management investment company with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. There is also a risk that the Fund will not grow to or maintain an economically viable size, in which case it could ultimately liquidate without shareholder approval.

•Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Tracking Error Risk. The performance of the passive allocation of the Fund and the Underlying Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Underlying Index. In addition, the passive allocation of the Fund may not be fully invested in the securities of the Underlying Index.

•Value Stock Risk. Value stocks are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. Causeway’s value discipline may prevent or limit investments in stocks that are in a strategy’s benchmark index.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown in the Prospectus and will give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. Updated performance information is available on the Fund’s website at www.activepassive.com or by calling the Fund toll-free at 1-800-617-0004.

Management

Investment Adviser and Sub-Advisers. Envestnet Asset Management, Inc. is the Fund’s investment adviser. Causeway Capital Management LLC and Lazard Asset Management LLC serve as the Fund’s Sub-Advisers.

Portfolio Managers. The Fund is managed by the following team of portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title
Brandon R. Thomas	Since March 2023	Managing Director, Co-Founder and Chief Investment Officer of the Adviser
Janis Zvingelis Ph.D., CFA	Since March 2023	Senior Vice President, Director of Quantitative Research of the Adviser
Gregory Classen, CFA	Since March 2023	Senior Vice President, Senior Portfolio Manager of the Adviser
Timothy Murphy	Since March 2023	Vice President, Senior Portfolio Manager of the Adviser
Sarah Ketterer	Since March 2023	Chief Executive Officer and Fundamental Portfolio Manager of Causeway
Harry Hartford	Since March 2023	President and Fundamental Portfolio Manager of Causeway
Jonathan Eng	Since March 2023	Fundamental Portfolio Manager of Causeway
Conor Muldoon	Since March 2023	Fundamental Portfolio Manager of Causeway
Alessandro Valentini	Since March 2023	Fundamental Portfolio Manager of Causeway
Ellen Lee	Since March 2023	Fundamental Portfolio Manager of Causeway
Steven Nguyen	Since March 2023	Fundamental Portfolio Manager of Causeway
Brian Woonhyung Cho	Since March 2023	Fundamental Portfolio Manager of Causeway
Louis Florentin-Lee	Since August 2024	Managing Director and Portfolio Manager/Analyst of Lazard
Barnaby Wilson	Since August 2024	Managing Director and Portfolio Manager/Analyst of Lazard
Rob Failla	Since August 2024	Managing Director and Portfolio Manager/Analyst of Lazard

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be purchased and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and asked prices is often referred to as the “bid-ask spread”.

Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads can also be found on the Fund’s website at www.activepassive.com.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (a “Financial Intermediary”), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including participation in activities that are designed to make Financial Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your financial adviser or visit the Financial Intermediary’s website for more information.